Document and Entity Information	12 Months Ended
Mar. 31, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	SMART Technologies Inc.
Entity Central Index Key	0001489147
Document Type	40-F
Document Period End Date	Mar 31, 2012
Amendment Flag	false
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--03-31
Entity Current Reporting Status	Yes
Entity Common Stock, Shares Outstanding	121,445,305

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Consolidated Statements of Operations [Abstract]
Revenue	$ 745,800	$ 790,055	$ 647,975
Cost of sales	410,160	399,176	326,457
Gross margin	335,640	390,879	321,518
Expenses
Selling, marketing and administration	178,318	180,092	138,810
Research and development	51,815	53,740	33,581
Depreciation and amortization of property and equipment	21,259	22,796	15,930
Amortization of intangible assets	9,573	8,986	21
Restructuring costs (note 4)	13,375
Interest expense	14,576	26,321	30,222
Interest expense on related party debt		5,297	34,626
Foreign exchange loss (gain)	8,544	(10,534)	(91,814)
Total expenses	297,460	286,698	161,376
Other income, net	516	486	204
Income before income taxes	38,696	104,667	160,346
Income tax expense (recovery) (note 13)
Current	15,364	35,652	12,504
Deferred	(8,448)	(340)	5,810
Income tax expense (recovery)	6,916	35,312	18,314
Net income	$ 31,780	$ 69,355	$ 142,032
Earnings per share (note 15)
Basic	$ 0.26	$ 0.53	$ 0.81
Diluted	$ 0.26	$ 0.53	$ 0.81

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Current assets
Cash and cash equivalents	$ 95,535	$ 119,025
Trade receivables (note 6)	94,286	105,004
Other current assets	13,822	9,300
Income taxes recoverable	10,071
Inventory (note 7)	110,810	81,816
Deferred income taxes (note 13)	14,026	12,200
Total current assets	338,550	327,345
Property and equipment (note 8)	109,567	117,173
Goodwill (note 2)	34,173	34,173
Intangible assets (note 9)	32,339	42,140
Deferred income taxes (note 13)	19,897	17,177
Deferred financing fees (note 10)	5,039	8,215
Total assets	539,565	546,223
Current liabilities
Accounts payable	33,908	36,579
Accrued and other current liabilities	86,555	79,541
Deferred revenue	34,034	31,516
Income taxes payable		2,949
Current portion of long-term debt (note 10)	3,050	3,050
Total current liabilities	157,547	153,635
Long-term debt (note 10)	288,225	336,275
Other long-term liabilities	5,741
Deferred revenue	90,774	87,992
Deferred income taxes (note 13)	8,887	11,594
Total liabilities	551,174	589,496
Commitments (note 16)
Guarantees and contingencies (note 17)
Shareholders' deficit
Accumulated other comprehensive loss (note 5)	(10,782)	(11,894)
Additional paid-in capital (notes 11 and 12)	32,864	8,672
Deficit	(730,090)	(761,870)
Total shareholders' deficit	(11,609)	(43,273)
Total liabilities and shareholders' deficit	539,565	546,223
Class A Subordinate Voting Shares
Shareholders' deficit
Share capital (note 11)	457,992	483,412
Class B Shares
Shareholders' deficit
Share capital (note 11)	$ 238,407	$ 238,407

Consolidated Balance Sheets (Parenthetical) (USD $)	Mar. 31, 2012	Mar. 31, 2011
Class A Subordinate Voting Shares
Common stock, no par value
Common stock, shares authorized	Unlimited	Unlimited
Common stock, shares issued	41,981,110	44,308,596
Common stock, shares outstanding	41,981,110	44,308,596
Class B Shares
Common stock, no par value
Common stock, shares authorized	Unlimited	Unlimited
Common stock, shares issued	79,464,195	79,464,195
Common stock, shares outstanding	79,464,195	79,464,195

Consolidated Statements of Shareholders' Deficit (USD $) In Thousands	Total	Share capital stated amount	Deficit	Accumulated other comprehensive (loss) income	Additional paid-in capital
Beginning balance at Mar. 31, 2009	$ (682,333)	$ 160,247	$ (973,257)	$ 130,677
Net income	142,032		142,032
Participant Equity Loan Plan (note 11)	1,027	1,027
Foreign currency translation	(155,041)			(155,041)
Ending balance at Mar. 31, 2010	(694,315)	161,274	(831,225)	(24,364)
Net income	69,355		69,355
Participant Equity Loan Plan (note 11)	8,331	8,331
2010 Reorganization (notes 3 and 11)	413,618	413,618
Initial public offering	138,596	138,596
Foreign currency translation	12,470			12,470
Stock-based compensation	8,672				8,672
Ending balance at Mar. 31, 2011	(43,273)	721,819	(761,870)	(11,894)	8,672
Net income	31,780		31,780
Participant Equity Loan Plan (note 11)	135	135
Repurchase of common shares (note 11)	(9,755)	(25,555)			15,800
Foreign currency translation	1,112			1,112
Stock-based compensation	8,392				8,392
Ending balance at Mar. 31, 2012	$ (11,609)	$ 696,399	$ (730,090)	$ (10,782)	$ 32,864

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Cash provided by (used in) Operations
Net income	$ 31,780	$ 69,355	$ 142,032
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization of property and equipment	25,028	26,914	17,956
Amortization of intangible assets	9,573	8,986	21
Amortization of deferred financing fees	2,991	3,270	1,927
Non-cash interest expense (recovery) on long-term debt	966	(967)	(1,082)
Non-cash interest expense on related party long-term debt		5,297	34,626
Non-cash restructuring costs in other long-term liabilities	5,358
Stock-based compensation	8,392	8,672
Loss (gain) on foreign exchange	8,268	(11,483)	(93,447)
Deferred income tax (recovery) expense	(8,448)	(340)	5,810
Loss on disposal of property and equipment	217	86	220
Trade receivables	5,501	(11,048)	2,452
Other current assets	(4,705)	6,400	(3,745)
Inventory	(32,377)	(16,689)	14,237
Income taxes recoverable and payable	(13,422)	(5,556)	7,872
Accounts payable, accrued and other current liabilities	9,835	(12,739)	17,251
Deferred revenue	8,686	14,810	13,379
Cash provided by operating activities	57,643	84,968	159,509
Investing
Business acquisition		(82,000)
Cash of subsidiary at date of acquisition		7,974
Capital expenditures	(23,132)	(27,498)	(24,565)
Proceeds from sale of property and equipment	105	14	18
Intangible assets		(502)	(484)
Cash used in investing activities	(23,027)	(102,012)	(25,031)
Financing
Proceeds from issuance of debt			47,910
Proceeds from IPO, net		134,314
Financing fees paid		(1,396)
Repurchase of common shares	(9,755)
Repayment of debt	(48,052)	(239,307)	(3,006)
Participant equity loan plan, net	31	8,251	(10,210)
Common shares issued			12,136
Cash (used in) provided by financing activities	(57,776)	(98,138)	46,830
Effect of exchange rate changes on cash and cash equivalents	(330)	4,038	11,806
Net (decrease) increase in cash and cash equivalents	(23,490)	(111,144)	193,114
Cash and cash equivalents, beginning of year	119,025	230,169	37,055
Cash and cash equivalents, end of year	95,535	119,025	230,169
Cash and cash equivalents are comprised as follows
Cash	19,421	10,662	7,080
Short-term investments	76,114	108,363	223,089
Cash and cash equivalents	95,535	119,025	230,169
Supplemental cash flow disclosures
Interest paid	12,182	29,721	26,328
Interest received	536	574	169
Income taxes paid	30,052	38,674	4,334
Amount of non-cash capital additions in accounts payable and accrued and other current liabilities	$ 1,975	$ 4,368	$ 2,793

Nature of Business	12 Months Ended
Mar. 31, 2012
Nature of Business [Abstract]
Nature of business

Nature of business

SMART Technologies Inc. (the “Company”), formerly SMART Technologies (Holdings) Inc., was incorporated on June 11, 2007 under the Business Corporations Act (Alberta). On August 28, 2007 the shareholders of a related company which was then named SMART Technologies Inc. (“STI”), transferred 100% of the issued shares of STI to the Company. Prior to August 28, 2007 the principal operating company was STI. On August 28, 2007, SMART Technologies ULC was formed with the amalgamation of STI and a numbered company. On February 26, 2010 the Company changed its name to SMART Technologies Inc.

Through its wholly owned subsidiary, SMART Technologies ULC (“ULC”), and its subsidiaries, the Company designs, develops and sells interactive technology products and integrated solutions that enhance learning and enable people to collaborate with each other in innovative and effective ways. The Company is the global leader in the interactive display category, which is the core of its collaboration solutions. It generates revenue from the sale of interactive technology products and integrated solutions, including hardware, software and services.

Basis of Presentation and Significant Accounting Policies	12 Months Ended
Mar. 31, 2012
Basis of Presentation and Significant Accounting Policies [Abstract]
Basis of presentation and significant accounting policies

1. Basis of presentation and significant accounting policies

The consolidated financial statements of the Company have been prepared by management in accordance with accounting principles generally accepted in the United States of America (“GAAP”), applied on a basis consistent for all periods. All normal recurring adjustments considered necessary for fair presentation have been included in the financial statements. The significant accounting policies used in these GAAP consolidated financial statements are as follows.

(a) Principles of consolidation

These consolidated financial statements include the accounts of the Company and its subsidiaries, all of which are wholly owned. All intercompany balances and transactions have been appropriately eliminated on consolidation.

(b) Use of estimates

The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Significant areas requiring the use of management estimates relate to the determination of provisions for various litigation claims, deferred revenue, allowance for doubtful receivables, inventory valuation, warranty provisions, sales incentive provisions, restructuring provisions, fair value of assets acquired and liabilities assumed in business combinations, deferred income taxes, valuation of derivative financial instruments and impairment assessments of property and equipment, intangible assets and goodwill. Actual results could differ from these estimates.

(c) Foreign currency translation

The Company’s Canadian operations and its foreign subsidiaries, which solely provide marketing support, use the Canadian dollar (“CDN”) as their functional currency. For these entities, monetary assets and liabilities denominated in foreign currencies are translated using exchange rates in effect at the balance sheet date and non-monetary assets and liabilities denominated in foreign currencies are translated at historic rates. Gains and losses on re-measurement are recorded in the Company’s consolidated statements of operations as part of foreign exchange loss (gain). The Company’s United States (“U.S.”) and New Zealand operating subsidiaries have the U.S. dollar as their functional currency and its Japanese operating subsidiary has the Japanese Yen as its functional currency. The financial statements of these subsidiaries are translated into Canadian dollars using the current rate method of translation whereby assets and liabilities are translated using exchange rates in effect at the balance sheet date and revenues and expenses are translated using average rates for the period. Exchange gains or losses from the translation of these foreign subsidiaries financial results are credited or charged to foreign currency translation included in other comprehensive income (loss) for the period and accumulated other comprehensive (loss) income as part of shareholders’ deficit.

The Company uses the U.S. dollar as its reporting currency. The Canadian functional currency consolidated financial statements are translated into the U.S. dollar reporting currency using the current rate method of translation. Exchange gains or losses are included as part of other comprehensive income (loss) for the period and accumulated other comprehensive (loss) income as part of shareholders’ deficit.

(d) Cash and cash equivalents

Cash equivalents consist primarily of short-term investments with an original maturity of three months or less and are carried on the consolidated balance sheet at cost which approximates fair value.

(e) Trade receivables

Trade receivables reflect invoiced and accrued revenue and are presented net of an allowance for doubtful receivables.

The Company evaluates the collectability of its trade receivables based on a combination of factors on a periodic basis. The Company considers historical experience, the age of the trade receivable balances, credit quality of the Company’s distributors and dealers, current economic conditions, and other factors that may affect the distributors’ and dealers’ ability to pay.

(f) Inventory

Raw materials and finished goods inventory is stated at the lower of cost, computed using the first-in, first-out method, or market. If the cost of the inventory exceeds its market value, provisions are made for the difference between the cost and the market value. Prior to the Company’s transition of product assembly to contract manufacturers during the year ended March 31, 2012, the cost included the cost of materials, direct labor and the applicable share of production overhead. Direct labor and related production overhead from contract manufacturers is now incorporated in the cost of finished goods inventory.

(g) Property and equipment

Property and equipment are recorded at cost and depreciated and amortized to their net residual value over their estimated useful lives using the straight-line method. Depreciation and amortization is calculated using the following rates.

Building	25 years
Information systems, hardware and software	2 - 4 years
Assembly equipment, furniture, fixtures and other	2 - 4 years

Depreciation charges related to equipment used in assembly operations held at the Company’s contract manufacturers are included in cost of sales.

Property and equipment are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. In reviewing for impairment, the carrying value of such assets is compared to the estimated undiscounted future cash flows expected from the use of the assets and their eventual disposition. Any impairment charge is recognized to reduce the carrying value of the assets to its estimated fair value in the period in which it is identified.

(h) Intangible assets

Intangible assets are stated at cost less accumulated amortization and are comprised of acquired technology, customer relationships and other intellectual property.

Intangible assets are amortized as follows.

Acquired technology	5 - 10 years
Customer relationships	5 years
Other intellectual property	5 - 10 years

Intangibles with determinable lives are amortized using the straight-line method based on the estimated useful lives of the respective assets. When there is a change in the estimated useful life of a finite-lived intangible asset, amortization is adjusted prospectively. Intangible assets with finite lives are tested for impairment if events or conditions have occurred that indicate that their carrying value may not be recoverable. Any impairment charge is recognized to reduce the carrying value of the intangible asset to its estimated fair value in the period in which such determination is made.

(i) Goodwill

Goodwill is the residual amount that results when the purchase price of an acquired business exceeds the sum of the amounts allocated to the assets acquired, less liabilities assumed, based on their fair values. Goodwill is not amortized, but is tested for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired.

The Company consists of a single reporting unit. The impairment test is carried out in two steps. In the first step, the carrying amount of the reporting unit is compared with its fair value. If the carrying amount is greater than zero and its fair value exceeds its carrying amount, goodwill is considered not to be impaired and the second step of the impairment test is unnecessary. The second step is carried out when the carrying amount exceeds its fair value, in which case the implied fair value of the goodwill is compared with its carrying amount to measure the amount of the impairment loss, if any. If the carrying amount is zero or negative, the second step of the impairment test is performed when it is more likely than not that a goodwill impairment exists.

In the second step, the implied fair value of goodwill is determined in a similar manner as the value of goodwill is determined in a business combination, using the fair value as if it was the purchase price. The implied fair value of goodwill is calculated by measuring the excess of the estimated fair value of the Company over the aggregated estimated fair values of identifiable assets and liabilities. The conduct of the second step involves significant judgment on the selection of assumptions necessary to arrive at an implied fair value of goodwill. These assumptions include, but are not limited to, development of multi-year business cash flow forecasts, the selection of discount rates and the identification and valuation of unrecorded assets. When the carrying amount of the goodwill exceeds the implied fair value of the goodwill, an impairment loss is recognized in an amount equal to the excess.

(j) Business combinations

The Company accounts for business combinations using the acquisition method of accounting, and accordingly, the assets and liabilities of the acquired business are recorded at their fair values at the date of acquisition. The excess of the fair value of consideration transferred over the estimated fair values is recorded as goodwill. Any changes in the estimated fair values of the net assets recorded for acquisitions prior to the finalization of more detailed analysis, but not to exceed one year from the date of acquisition, will change the amount of goodwill recorded. All acquisition costs are expensed as incurred and in-process research and development costs are recorded at fair value as an indefinite-lived intangible asset and assessed for impairment thereafter until completion, at which point the asset is amortized over its expected useful life. The results of operations of acquired businesses are included in the consolidated financial statements from the acquisition date.

(k) Deferred financing fees

Deferred financing fees represent the direct costs of entering into the Company’s long-term debt and credit facilities. For non-revolving credit facilities, costs are amortized as interest expense using the effective interest method. For revolving credit facilities, costs are amortized as interest expense using the straight-line method. The deferred financing fees are amortized over the term of the debt or credit facilities.

(l) Revenue recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, shipping occurs or services are rendered, the sales price is fixed or determinable and collection is reasonably assured. Revenue consists primarily of consideration from the bundled sale of hardware, software that is essential to the functionality of the hardware and technical support.

Revenue from the bundled sale of hardware, software and technical support is recognized in accordance with general revenue recognition accounting guidance and revenue from separate sales of software products and technical support is recognized in accordance with industry specific software revenue recognition accounting guidance. Amounts invoiced and cash received in advance of meeting these revenue recognition criteria are recognized as deferred revenue.

The Company offers certain incentives to customers based on purchase levels. These incentives are recorded as a reduction of related revenues when this revenue is recognized. Revenue is recorded net of taxes collected from customers that are remitted to government authorities with the collected taxes recorded as current liabilities until remitted to the relevant government authority. The Company’s arrangements do not include any provisions for refunds.

Revenue recognition for arrangements with multiple deliverables

For multi-element arrangements that include tangible products containing software essential to the product’s functionality and undelivered elements relating to the tangible product and its essential software, the Company allocates revenue to the multiple deliverables based on their relative selling prices. To determine the relative selling price the following hierarchy is used.

(i)	vendor-specific objective evidence of fair value (“VSOE”);

(ii)	third-party evidence (“TPE”); and

(iii)	estimate of the selling price (“ESP”).

VSOE is established as the price charged for a deliverable when the same deliverable is sold separately by the Company. TPE of selling price is established by evaluating largely similar and interchangeable competitor products or services in stand-alone sales to similarly situated customers. The ESP is established considering internal factors such as internal costs, margin objectives, pricing practices and controls, customer and market conditions such as competitor pricing strategies for similar products, and industry data.

Substantially all the Company’s revenue is made up of the sales of interactive displays and accessories. The interactive displays consist of hardware products and software essential to the functionality of the hardware product that is delivered at the time of sale, and technical support for the life of the product, which includes future unspecified software upgrades and features relating to the product’s essential software to be received, on a when-and-if-available basis. The Company has allocated revenue between these deliverables using the relative selling price method.

The Company assesses incentives and discounts provided to customers in determining the relative selling prices of the deliverables in its arrangements to determine the most appropriate method of allocating such incentives and discounts to such deliverables. In general, the Company has concluded that allocating such incentives and discounts ratably to the deliverables based on the proportion of arrangement consideration allocated to each is appropriate based upon the way the Company currently sells its product.

The Company is unable to determine VSOE for its deliverables as they are not sold on a separate, stand-alone basis. The Company’s go-to-market strategy is the same or similar to that of its peers for these deliverables, in that product offerings are made in multiple deliverable bundles, such that the TPE of selling price of stand-alone deliverables cannot be obtained. Consequently, the Company is unable to establish selling price using VSOE or TPE and therefore uses ESP in its allocation of revenue.

Amounts allocated to the delivered hardware and the related essential software is recognized at the time of sale provided all the conditions for revenue recognition have been met. Amounts allocated to the technical support services and unspecified software upgrades are deferred and recognized using the straight-line method over the estimated life of the related hardware of seven years. All product cost of sales, including estimated warranty costs, are recognized at the time of sale. Costs for research and development, sales and marketing are expensed as incurred.

Revenue recognition for software

The Company also sells software, technical support and unspecified software upgrade rights altogether separate from hardware. For software arrangements involving multiple elements, revenue is allocated to each element based on the relative fair value only if VSOE evidence of fair values, which is based on prices charged when the element is sold separately, is available. The Company does not have VSOE for the undelivered elements in its software sales and, accordingly, the entire arrangement consideration is deferred and amortized over three years, the estimated period that such items are delivered or that services are provided.

(m) Comprehensive income (loss)

Comprehensive income (loss) is comprised of net income and other comprehensive income (loss) (“OCI”).

OCI refers to revenues, expenses, gains and losses that under GAAP are recorded as an element of comprehensive income but are excluded from net income. OCI consists of foreign currency translation adjustments for the period which arise from the conversion of the Canadian dollar functional currency consolidated financial statements to the U.S. dollar reporting currency consolidated financial statements. OCI also includes foreign currency translation adjustments from those foreign subsidiaries that have a local currency as their functional currency and arising on translation of the Company’s consolidated financial statement into their reporting currency.

(n) Financial instruments

Derivative financial instruments are used by the Company to manage its exposure to interest and foreign exchange rate fluctuations. To manage interest rate exposure, the Company enters into interest rate swap contracts and to manage foreign exchange exposure, the Company enters into forward and foreign exchange collar contracts. The Company does not use derivative financial instruments for speculative purposes.

Financial Accounting Standards Board (“FASB”) ASC 815—Accounting for Derivative Instruments requires all derivative financial instruments to be recognized at fair value on the consolidated balance sheet and outlines the criteria to be met in order to designate a derivative instrument as a hedge and the methods for evaluating hedge effectiveness. The fair value is calculated based on quoted market prices.

Derivative contracts that do not qualify as hedges under ASC 815, or where hedge accounting is not applied, are recorded at fair value in the consolidated balance sheet unless exempted from derivative treatment as meeting normal purchase and sale criteria. Any changes in the fair value of these derivative contracts are recorded in net income when those changes occur. The Company does not currently apply hedge accounting as defined by ASC 815 to any of its financial instruments.

(o) Income taxes

In accordance with FASB ASC 740—Accounting for Income Taxes, the Company uses the liability method of accounting for income taxes. Under the liability method, current income taxes are recognized for the estimated income taxes payable for the current year and deferred income taxes are recognized for temporary differences between the tax and accounting bases of assets and liabilities and the benefit of losses and other deductions carried forward for tax purposes that are likely to be realized. A valuation allowance is recorded against net deferred income tax assets if it is more likely than not that the asset will not be realized. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are scheduled to be recovered or settled. The effect on the deferred income tax assets and liabilities from a change in tax rates is recognized in net income in the period that the change is enacted.

The Company follows ASC 740 in assessing its uncertain tax positions and provisions for income taxes which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements, prescribes a recognition threshold of more likely than not to be sustained upon examination and provides guidance on derecognition measurement classification, interest and penalties, accounting in interim periods, disclosure and transitions.

(p) Investment tax credits

The Company uses the flow-through method to account for investment tax credits (“ITCs”), earned on eligible Scientific Research and Experimental Development (“SR&ED”) expenditures. Under this method, the ITCs are recognized as a reduction to income tax expense (recovery).

ITCs are subject to technical and financial review by Canadian tax authorities on a project-by-project basis and therefore amounts received may vary significantly from the amounts recorded. Any such differences are recorded as an adjustment to the recognized amount in the year the SR&ED review is completed and the results are made known to the Company.

(q) Research and product development costs

Research costs are expensed as incurred. Development costs for products and licensed software to be sold, leased or otherwise marketed are subject to capitalization beginning when a product’s technological feasibility has been established and ending when a product is available for general release to customers. In most instances, the Company’s products are released soon after technological feasibility has been established. Costs incurred subsequent to achievement of technological feasibility are usually not significant, and therefore most product development costs are expensed as incurred.

(r) Earnings per share

Per share amounts are based on the weighted-average number of common shares outstanding during the period. Diluted earnings per share are calculated using the treasury stock method.

(s) Warranty provision

The Company provides for the estimated costs of product warranties at the time revenue is recognized. Interactive displays and other hardware products are generally covered by a time-limited warranty for varying periods of time. The Company’s warranty obligation is affected by product failure rates, warranty periods, freight, material usage and other related repair or replacement costs. The Company assesses the adequacy of its warranty liability and adjusts the amount as necessary based on actual experience and changes in future estimated costs.

(t) Stock-based compensation

Stock-based compensation expense for stock options is estimated at the grant date based on each option’s fair value as calculated by the Black-Scholes-Merton (“BSM”) option-pricing model. The Company generally recognizes stock-based compensation expense ratably using the straight-line method over the requisite service period with an offset to additional paid-in capital. The BSM model requires various judgmental assumptions including volatility and expected option life. In addition, judgment is also applied in estimating the amount of stock-based awards that are expected to be forfeited, and if actual results differ significantly from these estimates, stock-based compensation expense and the Company’s results of operations would be impacted. Any consideration paid by employees on exercise of stock options plus any recorded stock-based compensation within additional paid-in capital related to that stock option is credited to share capital.

The Company classifies Restricted share units (“RSUs”), Performance share units (“PSUs”) and Deferred share units (“DSUs”) as equity instruments as the Company has the ability to settle the awards in common shares. The compensation expense is calculated based on the fair value of each instrument as determined by the closing value of the Company’s common shares on the business day of the grant date. The Company recognizes compensation expense ratably over the vesting period of the RSUs and PSUs. For DSUs, compensation expense is recorded at the date of grant.

(u) Participant equity loan plan

The Company has a Participant Equity Loan Plan (the “Plan”), under which the Company loaned funds to certain employees for the purpose of allowing these employees the opportunity to purchase common shares of the Company at fair value. Common shares issued under the Plan are subject to voting and transferability restrictions that lapse based on certain events.

Shares purchased under the Plan are reported as share capital at their fair value on the date of issue. The outstanding related employee loans and accrued interest are reported as a deduction from share capital. When there is an amendment in the terms of the Plan, the difference between the fair value at the date of the amendment and the fair value at the original date of purchase is recognized as stock-based compensation ratably on a graded basis over the period that restrictions on the shares lapse.

(v) Restructuring costs

Employee termination benefits associated with an exit or disposal activity are accrued when the liability is both probable and reasonably estimable provided that the Company has a history of providing similar severance benefits that meet the criteria of an on-going benefit arrangement. If no such history exists, the costs are expensed when the termination benefits are paid. Contract termination costs are recognized and measured at fair value when the Company ceases using the rights under the contract. Other associated costs are recognized and measured at fair value when they are incurred.

(w) Recent accounting policies adopted

In December 2010, the FASB issued authoritative guidance to modify the first step of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, the second step of the goodwill impairment test is required to be performed if it is more likely than not that a goodwill impairment exists. This new authoritative guidance became effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company adopted the guidance in the first quarter of fiscal 2012 and applied these principles to its goodwill impairment assessment in fiscal 2012.

In January 2010, the FASB issued revised guidance intended to improve disclosures related to fair value measurements. This guidance requires new disclosures as well as clarifies certain existing disclosure requirements. New disclosures under this guidance require separate information about significant transfers in and out of Level 1 and Level 2 and the reason for such transfers, and also require purchases, sales, issuances, and settlements information for Level 3 measurement to be included in the roll-forward activity on a gross basis. The guidance also clarifies the requirement to determine the level of disaggregation for fair value measurement disclosures and the requirement to disclose valuation techniques and inputs used for both recurring and nonrecurring fair value measurements in either Level 2 or Level 3. This accounting guidance became effective for the Company beginning in the first quarter of fiscal 2011, except for the roll-forward of activity on a gross basis for Level 3 fair value measurement, which was effective for the Company in the first quarter of fiscal 2012. The adoption of the remaining guidance in the first quarter of fiscal 2012 did not have a material impact on the Company’s disclosures.

In May 2011, the FASB, as a result of work performed with the International Accounting Standards Board (“IASB”), issued authoritative guidance to achieve common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The guidance is expected to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The guidance presents certain amendments to clarify existing fair value measurements and disclosure requirements such as clarifying the application of the highest and best use and valuation premise concepts, measuring the fair value of an instrument classified in a reporting entity’s shareholders’ equity and clarifying that a reporting entity should disclose quantitative information about the unobservable inputs used in a fair value measurement that is categorized within Level 3 of the fair value hierarchy. Furthermore, the guidance amends previous literature by requiring additional disclosures about fair value measurements, specifically requesting additional information about the valuation processes used for fair value measurements categorized within Level 3 of the fair value hierarchy as well as presenting sensitivity of the fair value measurements to changes in unobservable inputs in Level 3 valuations. The guidance also amends previous literature around measuring the fair value of financial instruments that are managed within a portfolio as well as the application of premiums and discounts in a fair value measurement. The new authoritative guidance became effective for interim and annual periods beginning after December 15, 2011. The adoption of the guidance in the fourth quarter of fiscal 2012 did not have a material impact on the Company’s results of operations, financial condition or disclosures.

(x) Recently issued pronouncements

In June 2011, the FASB issued authoritative guidance to improve the comparability, consistency and transparency of financial reporting and to increase the prominence of other comprehensive income in financial statements. The guidance presents amendments requiring total comprehensive income, the components of net income, and the components of other comprehensive income to be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The guidance also requires that reclassification adjustments for items that are reclassified from other comprehensive income to net income be presented on the face of the financial statements. In December 2011, the FASB issued authoritative guidance to defer the new requirement to present components of reclassifications of other comprehensive income on the face of the income statement. The new authoritative guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, and should be applied retrospectively. The Company will adopt the guidance in the first quarter of fiscal 2013 and does not expect the adoption to have a material impact on the Company’s results of operations or financial condition.

In September 2011, the FASB issued authoritative guidance to simplify how entities test goodwill for impairment. The amendment will allow an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. An entity will no longer be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The new authoritative guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011 and early adoption is permitted. The Company will adopt the guidance in the first quarter of fiscal 2013 and does not expect the adoption to have a material impact on the Company’s results of operations, financial condition or disclosures.

2010 Acquisition	12 Months Ended
Mar. 31, 2012
2010 Acquisition [Abstract]
2010 Acquisition

2. 2010 Acquisition

On April 21, 2010, the Company acquired 100% of the issued and outstanding shares of Next Holdings Limited (“NextWindow”), a privately held New Zealand company, for $82,000 in cash.

The acquisition was accounted for using the acquisition method whereby identifiable assets acquired and liabilities assumed were measured at their fair values as of the date of acquisition. The excess of the acquisition price over such fair value was recorded as goodwill on acquisition. Fair values were determined based on information available at the date of acquisition. The Company has included the operating results of NextWindow in the consolidated financial statements from the date of acquisition. Revenue and net loss from NextWindow reported in the Company’s results for the year ended March 31, 2011 amounted to $24,674 and $17,122, respectively. The net loss for the year ended March 31, 2011 included amortization of intangible assets of $8,903 resulting from the acquisition.

The following table summarizes the allocation of the total consideration to the assets acquired and liabilities assumed based on fair values.

Assets purchased
Current assets	$12,513
Property and equipment	2,177
Intangible assets (note 9)	50,061
Goodwill	34,173

$98,924

Liabilities assumed
Current liabilities	$9,868
Deferred income tax liability	15,030

$24,898

Net non-cash assets acquired	$74,026
Cash acquired	7,974

Consideration paid—cash	$82,000

The goodwill associated with the acquisition was primarily attributable to broader exposure to international markets, enhancing the Company’s work force with skilled researchers and engineers, and expected incremental revenue from new technologies and customers generated from the existing base of intangible assets.

The Company expensed $1,143 of acquisition-related costs included in selling, marketing and administration in the year ended March 31, 2011.

The weighted-average amortization period of the total intangible assets related to the business acquisition is approximately 5.6 years at the date of acquisition.

Pro forma results of operations have not been presented because the effects of NextWindow’s operations are not considered material to the Company’s consolidated results.

2010 Reorganization and Initial Public Offering	12 Months Ended
Mar. 31, 2012
2010 Reorganization and Initial Public Offering [Abstract]
2010 Reorganization and Initial Public Offering

3. 2010 Reorganization and Initial Public Offering

On May 13, 2010, the Company’s board of directors approved a reorganization (the “2010 Reorganization”) of the capital of the Company. Through a series of transactions, the 2010 Reorganization resulted in the repayment of $8,016 on the shareholder note payable and the effective conversion of the remaining shareholder note payable of CDN$253,972 plus accrued interest of CDN$75,074 into Class A Preferred Shares and Class B Shares and the conversion of cumulative preferred shares of CDN$84,883 plus accrued dividends of CDN$19,748 into Class A Preferred Shares. At the completion of the 2010 Reorganization, the Company’s share capital consisted of 433,676,686 Class A Preferred Shares, 170,089,800 Class B Shares and 10,957,191 Class A Subordinate Voting Shares. As part of the 2010 Reorganization, the Company amalgamated with a successor corporation to School 3 ULC, a corporation that, prior to giving effect to the 2010 Reorganization, held all of the outstanding non-voting common shares. This series of transactions was completed on June 8, 2010. On June 24, 2010, the Company effected a one-for-two reverse stock split for both the Class A Subordinate Voting Shares and the Class B Shares.

In July 2010, in connection with the Company’s initial public offering (“IPO”) transaction, all the issued and outstanding Class A Preferred Shares were converted into Class B or Class A Subordinate Voting Shares and the Class A Preferred Shares were removed from the authorized share capital of the Company and the Company issued Class A Subordinate Voting Shares from Treasury. After giving effect to the IPO, the Company had 44,308,596 Class A Subordinate Voting Shares and 79,464,195 Class B Shares outstanding.

Using the proceeds of the IPO, the Company repaid $40,000 of the unsecured term loan and $19,244 of the term construction facility in July 2010. In September 2010, the remaining balances of the unsecured term loan, the term construction facility and the construction loan of $42,389, $29,836 and $1,438, respectively, were repaid in full.

Restructuring Costs	12 Months Ended
Mar. 31, 2012
Restructuring Costs [Abstract]
Restructuring costs

4. Restructuring costs

In August 2011, the Company announced the transfer of the remainder of its interactive display assembly operations from its leased facility in Ottawa, Canada to existing contract manufacturers. This decision reflected the Company’s ongoing strategy to reduce costs in all areas of its operations and the transition was completed by March 31, 2012.

The change in the Company’s accrued restructuring obligation for the year ended March 31, 2012 is summarized in the following table.

	Year ended March 31, 2012
	Employee Termination Benefits	Lease Obligation Costs	Other Restructuring Costs	Total
Accrued restructuring obligation at beginning of year	$—	$—	$—	$—
Restructuring costs incurred	3,745	8,059	1,455	13,259
Restructuring costs paid	(3,745)	(600)	(1,455)	(5,800)
Accretion expense	—	116	—	116
Currency translation adjustment	—	213	—	213

Accrued restructuring obligation at end of year	$—	$7,788	$—	$7,788

Employee termination benefits include termination costs related to a reduction in workforce and the associated costs of outplacement services. This workforce reduction was completed in phases with all payments for employee termination benefits made by March 31, 2012.

In December 2011, the Company ceased using the assembly and warehouse space at the Ottawa facility. As a result, the Company recorded lease obligation costs of $8,059 in the third quarter of fiscal 2012 based on future lease expenditures and estimated future sublease rentals for the remainder of the lease term ending April 2017. The accrued lease obligation is reviewed quarterly and adjusted as required to ensure that it reflects the remaining obligation based on future lease expenditures and estimated future sublease rentals over the balance of the obligation period.

Other restructuring costs incurred by the Company in the year ended March 31, 2012 included other labor and freight costs related to the closing of the Ottawa facility and transition to contract manufacturers.

During the year ended March 31, 2012, the Company recorded $1,247 in raw materials inventory write-offs related to product lines that were discontinued at the Ottawa facility in connection with the restructuring activities. These costs were recorded in cost of sales in the consolidated statements of operations and are therefore not included in the preceding table.

At March 31, 2012, the current portion of the accrued restructuring obligation of $2,280 was included in accrued and other current liabilities with the remaining long-term portion of $5,508 included in other long-term liabilities.

Accumulated Other Comprehensive (Loss) Income and Comprehensive Income (Loss)	12 Months Ended
Mar. 31, 2012
Accumulated Other Comprehensive (Loss) Income and Comprehensive Income (Loss) [Abstract]
Accumulated other comprehensive (loss) income and comprehensive income (loss)

5. Accumulated other comprehensive (loss) income and comprehensive income (loss)

	Year ended March 31,
	2012	2011	2010
Accumulated other comprehensive (loss) income
Balance at beginning of year	$(11,894)	$(24,364)	$130,677
Unrealized (losses) gains on translation of consolidated financial statements to U.S. dollar reporting currency	(303)	14,696	(152,577)
Unrealized gains (losses) on translation of foreign subsidiaries to Canadian dollar functional currency, net of income tax	1,415	(2,226)	(2,464)

Other comprehensive income (loss)	1,112	12,470	(155,041)

Balance at end of year	$(10,782)	$(11,894)	$(24,364)

	Year ended March 31,
	2012	2011	2010
Comprehensive income (loss)
Net income	$31,780	$69,355	$142,032
Foreign currency translation	1,112	12,470	(155,041)

Comprehensive income (loss)	$32,892	$81,825	$(13,009)

The amount of income tax recovery included in other comprehensive income (loss) amounted to $981 for the year ended March 31, 2012 and zero for the years ended March 31, 2011 and 2010.

Trade Receivables	12 Months Ended
Mar. 31, 2012
Trade Receivables [Abstract]
Trade receivables

6. Trade receivables

	March 31, 2012	March 31, 2011
Trade receivables	$97,390	$108,607
Allowance for doubtful receivables	(3,104)	(3,603)

	$94,286	$105,004

The following table summarizes the activity in the allowance for doubtful receivables.

	Year ended March 31,
	2012	2011	2010
Balance at beginning of year	$3,603	$3,868	$878
Charge to bad debts expense	1,579	17	2,954
Reduction to provision	(2,000)	(635)	(260)
Currency translation adjustment	(78)	353	296

Balance at end of year	$3,104	$3,603	$3,868

Inventory	12 Months Ended
Mar. 31, 2012
Inventory [Abstract]
Inventory

7. Inventory

	March 31, 2012	March 31, 2011
Finished goods	$106,614	$65,018
Raw materials	5,704	19,939
Provision for obsolescence	(1,508)	(3,141)

	$110,810	$81,816

The provision for obsolescence is related to finished goods and raw materials inventory.

Property and Equipment	12 Months Ended
Mar. 31, 2012
Property and Equipment [Abstract]
Property and equipment

8. Property and equipment

	March 31, 2012	March 31, 2011
Cost
Building	$73,626	$75,745
Information systems, hardware and software	62,519	49,020
Assembly equipment, furniture, fixtures and other	44,398	43,497
Assets under construction	8,253	11,837

	$188,796	$180,099

Accumulated depreciation and amortization
Building	$9,406	$6,638
Information systems, hardware and software	39,414	27,090
Assembly equipment, furniture, fixtures and other	30,409	29,198

	$79,229	$62,926

Net book value
Building	$64,220	$69,107
Information systems, hardware and software	23,105	21,930
Assembly equipment, furniture, fixtures and other	13,989	14,299
Assets under construction	8,253	11,837

	$109,567	$117,173

Depreciation and amortization expense incurred is as follows.

	Year ended March 31,
	2012	2011	2010
Building	$2,968	$3,159	$2,630
Information systems, hardware and software	13,690	14,780	9,715
Assembly equipment, furniture, fixtures and other	8,370	8,975	5,611

	$25,028	$26,914	$17,956

The cost of the building includes $548 of capitalized interest. Included in accrued and other current liabilities is an accrual for capital expenditures of $1,975 at March 31, 2012 ($4,368 at March 31, 2011).

The amount of depreciation expense included in cost of sales amounted to $3,769, $4,118 and $2,026 for the years ended March 31, 2012, 2011 and 2010, respectively.

Intangible Assets	12 Months Ended
Mar. 31, 2012
Intangible Assets [Abstract]
Intangible assets

9. Intangible assets

	March 31, 2012	March 31, 2011
Cost
Acquired technology	$29,600	$29,600
Customer relationships	17,500	17,500
Other intellectual property	3,814	4,047

	$50,914	$51,147
Accumulated amortization
Acquired technology	$10,396	$5,039
Customer relationships	6,796	3,296
Other intellectual property	1,383	672

	$18,575	$9,007
Net book value
Acquired technology	$19,204	$24,561
Customer relationships	10,704	14,204
Other intellectual property	2,431	3,375

	$32,339	$42,140

Amortization expense of finite-lived intangibles for the years ended March 31, 2012, 2011 and 2010 was $9,573, $8,986 and $21, respectively.

Based on the carrying value of the identified intangible assets as at March 31, 2012 and assuming no subsequent impairment of the underlying assets, the annual amortization expense for the next five years is expected to be as follows.

	Fiscal year ending March 31,
	2013	2014	2015	2016	2017
Amortization expense	$9,570	$9,570	$9,570	$1,208	$690

Long-Term Debt and Credit Facilities	12 Months Ended
Mar. 31, 2012
Long-Term Debt and Credit Facilities [Abstract]
Long-term debt and credit facilities

10. Long-term debt and credit facilities

	March 31, 2012	March 31, 2011
First lien facility	$291,275	$294,325
Second lien facility	—	45,000

	291,275	339,325
Current portion of long-term debt	(3,050)	(3,050)

	$288,225	$336,275

All debt and credit facilities are U.S. dollar facilities.

(a) First lien facility

In August 2007, the Company entered into a $305,000 term loan maturing August 28, 2014 with a $45,000 revolving credit facility maturing August 28, 2013 (the “First lien facility”). The full amount of the term loan was drawn upon closing. As part of the Company’s IPO transaction which closed on July 20, 2010, the Company put into place an additional $55,000 revolving credit facility under the First lien facility maturing August 28, 2013, which increased the total revolving credit capacity to $100,000, all of which remains undrawn as of March 31, 2012. The First lien facility is secured by a first priority interest over all assets of the Company and certain subsidiaries.

The Company may repay all or a portion of the First lien facility at any time without incurring early repayment premiums. The term-loan portion of the First lien facility requires mandatory annual repayments totaling $3,050. In addition, beginning with the year ended March 31, 2009, the Company is required to repay amounts under the facility ranging between zero and 50% of annual excess cash flow, contingent upon the Company’s leverage ratio at the time. As of March 31, 2012, the leverage ratio was below the level required to trigger a repayment.

Borrowings under the term loan bear interest at floating rates, based on LIBOR, the U.S. federal funds rate or the Canadian base rate of the administrative agent. Borrowings under the revolving credit facility bear interest at floating rates based on the banker’s acceptance rate, LIBOR, the U.S. federal funds rate, the Canadian base rate of the administrative agent or the Canadian prime rate. The Company has discretion with respect to the basis upon which interest rates are set. The interest rate on borrowings under the First lien facility term loan was 2.99% at March 31, 2012 and 3.10% at March 31, 2011. The interest rates on the undrawn credit facilities of $45,000 and $55,000 at March 31, 2012 were 2.24% and 3.99%, respectively.

The Company had outstanding letters of credit totaling $973 at March 31, 2012 and $1,371 at March 31, 2011. These letters of credit have not been drawn; however, they reduce the amount available to the Company under the revolving portion of the First lien facility.

The Company was in compliance with all financial covenants with respect to the facility at March 31, 2012. The facility has two financial covenants: a total leverage ratio test and an interest coverage ratio test. Compliance is tested quarterly and the Company has been in compliance with all covenants during all reporting periods since the inception of the loan.

(b) Second lien facility

In August 2007, the Company entered into an eight year, $100,000 term loan (the “Second lien facility”), which was fully drawn upon closing. In fiscal 2012, the remaining balance of $45,000 was repaid in full. No repayment premiums were charged.

(c) Deferred financing fees

The Company incurred fees of $13,090 in closing the First lien facility and the Second lien facility which have been recorded as deferred financing fees. These fees are shown as an asset and amortized over the loans’ terms based on the effective interest rate method. The Company also incurred fees of $1,385 in closing the new revolving facility on July 20, 2010 under the First lien facility. These fees are shown as an asset and amortized over the term of the facility using the straight-line method. Repayments of the term loans also result in releases of these fees, which are then included in interest expense. The Company also incurred fees relating to the term construction facility which was repaid in the year ended March 31, 2011.

The Company recorded amortization of deferred financing fees of $2,991, $3,270 and $1,927 for the years ended March 31, 2012, 2011 and 2010, respectively.

Share Capital	12 Months Ended
Mar. 31, 2012
Share Capital [Abstract]
Share capital

11. Share capital

(a) Share capital

The Company’s authorized share capital consists of an unlimited number of Class A Subordinate Voting Shares, an unlimited number of Class B Shares and an unlimited number of Preferred Shares issuable in series.

Each holder of Class B Shares and each holder of Class A Subordinate Voting Shares is entitled to receive notice of and attend all meetings of the Company’s shareholders, except meetings at which only holders of another particular class or series have the right to vote. At each such meeting, each Class B Share entitles its holder to 10 votes and each Class A Subordinate Voting Share entitles its holder to one vote, voting together as a single class, except as otherwise set forth in the Company’s articles of amalgamation or prescribed by applicable laws.

The change in the Company’s issued and outstanding share capital for the years ended March 31, 2012, 2011 and 2010 is summarized in the following tables.

Shares Outstanding	Voting Common Shares	Non-voting Common Shares	Voting Preferred Shares	Class A Preferred Shares	Class A Subordinate Voting Shares	Class B Shares	Total
March 31, 2009	42,606,653	127,489,844	127,483,148	—	—	—	297,579,645
Participant Equity Loan Plan	10,957,191	—	—	—	—	—	10,957,191

March 31, 2010	53,563,844	127,489,844	127,483,148	—	—	—	308,536,836
2010 Reorganization	(53,563,844)	(127,489,844)	(127,483,148)	433,676,686	5,478,596	85,044,901	215,663,347
Initial Public Offering			—	(433,676,686)	38,830,000	(5,580,706)	(400,427,392)

March 31, 2011	—	—	—	—	44,308,596	79,464,195	123,772,791
Repurchase of Common Shares				—	(2,327,486)	—	(2,327,486)

March 31, 2012	—	—	—	—	41,981,110	79,464,195	121,445,305

Stated Amount	Voting Common Shares	Non-voting Common Shares	Voting Preferred Shares	Class A Preferred Shares	Class A Subordinate Voting Shares	Class B Shares	Total
March 31, 2009	$40,139	$120,108	$—	$—	$—	$—	$160,247
Participant Equity Loan Plan	1,027	—	—	—	—	—	1,027

March 31, 2010	$41,166	$120,108	$—	$—	$—	$—	$161,274
Participant Equity Loan Plan	2,122	—	—	—	6,209	—	8,331
2010 Reorganization	(43,288)	(120,108)	—	413,616	3,156	160,242	413,618
Initial Public Offering	—	—	—	(413,616)	474,047	78,165	138,596

March 31, 2011	$—	$—	$—	$—	$483,412	$238,407	$721,819
Participant Equity Loan Plan	—	—	—	—	135	—	135
Repurchase of Common Shares	—	—	—	—	(25,555)	—	(25,555)

March 31, 2012	$—	$—	$—	$—	$457,992	$238,407	$696,399

The 2010 Reorganization completed on June 8, 2010 effectively resulted in the conversion of the Company’s Voting Common Shares, Voting Preferred Shares, cumulative preferred shares including accrued interest (note 3) and shareholder note payable (note 3) into 10,957,191 Class A Subordinate Voting Shares, 170,089,800 Class B Shares and 433,676,686 Class A Preferred Shares. The Company’s Non-voting Common Shares were cancelled as part of the 2010 Reorganization.

On June 24, 2010, the Company effected a one-for-two reverse split of the Class A Subordinate Voting Shares and the Class B Shares.

As part of the Company’s IPO on July 20, 2010, the 433,676,686 Class A Preferred Shares were converted to 5,898,744 Class B Shares and 18,550,550 Class A Subordinate Voting Shares and then 11,479,450 Class B Shares were converted to 11,479,450 Class A Subordinate Voting Shares. New Class A Subordinate Voting Shares issued by the Company to the public pursuant to the IPO totaled 8,800,000 at an issue price of $17.00. Proceeds from the IPO were $138,596, net of underwriting commissions of $7,854 and other offering expenses of $7,429, net of tax of $4,279. Other offering expenses were also recorded as a reduction of IPO proceeds effective the date of the IPO. Concurrent with this transaction, 30,030,000 Class A Subordinate Voting Shares were sold to the public by existing shareholders at an issue price of $17.00.

(b) Participant equity loan plan

In 2009, the Company implemented a Participant Equity Loan Plan (the “Plan”) under which the Company loaned funds to certain employees for the purpose of allowing them to purchase common shares of the Company at fair market value as determined by a third party valuation.

Shares granted under the Plan are reported as share capital in shareholders’ equity at their value on the date of issue. The outstanding related loans and accrued interest are reported as a reduction of share capital.

Share capital increased by $135 (2011 – $8,331) in the year ended March 31, 2012 as a result of Plan activity. This includes loan principal and interest repayments totaling $612 (2011 – $8,497), interest accrued during the year of $105 (2011 – $204) and foreign exchange adjustments of $73 (2011 – $131). Also, during the year ended March 31, 2012, 160,800 (2011 – 57,500) shares of employees who left the Company were repurchased by a subsidiary company resulting in a net reduction in share capital of $445 (2011 – $159) and related loans and accrued interest were repaid. Total loans and accrued interest amounted to $2,043 at March 31, 2012 ($2,624 at March 31, 2011).

Shares issued under the Plan were initially subject to restrictions that lapse as follows: 40% of the Plan shares were subject to restrictions that lapse based on passage of time and 60% were subject to restrictions that lapse based on performance of the Company. The restrictions on performance-based shares lapsed upon a liquidity event that provided a return on invested capital earned by the principal shareholders of the Company above certain valuation thresholds. At the time of the IPO, 789,176 time-vesting shares were unrestricted and as a result of the Company’s IPO, 1,951,594 performance-based shares became unrestricted, causing employee loans of $6,537 to become immediately repayable.

In August 2010, the Plan was amended such that the 40% of shares with performance-based restrictions that did not become unrestricted as part of the IPO transaction, representing 24% of the total shares under the Plan, would become unrestricted in two equal installments on each of the next two anniversary dates of the IPO. As a result of this amendment, the difference between the fair value of the affected shares at the date of the amendment and the fair value at the initial issuance of the shares is being recognized as stock-based compensation ratably on a graded basis over the period the restrictions lapse. The expense is included in selling, marketing and administration expense and research and development expense, with an offsetting credit to additional paid-in capital and is adjusted to reflect expected forfeitures based on Company historical data. Changes in the forfeiture rate will result in changes in the amount of compensation cost recognized over the amortization period. The total value expensed in the year ended March 31, 2012 was $5,243 ($7,567 in the year ended March 31, 2011). The remaining amount to be expensed over the next four months is expected to be $947.

(c) Share repurchase plan

On August 19, 2011, the Company’s Board of Directors approved a share repurchase plan and normal course issuer bid to purchase for cancellation up to 4,000,000, or approximately 9%, of the Company’s 44,308,596 Class A Subordinate Voting Shares outstanding at that time. The shares may be purchased in the open market at prevailing market prices over a 12-month period commencing August 25, 2011 and ending August 24, 2012. In the year ended March 31, 2012, the Company repurchased for cancellation 2,327,486 Class A Subordinate Voting Shares at an average price of $4.19 per share for a total purchase price of $9,755, resulting in a reduction to stated capital of $25,555 and a corresponding credit to additional paid-in capital of $15,800.

Stock-Based Compensation	12 Months Ended
Mar. 31, 2012
Stock-Based Compensation [Abstract]
Stock-based compensation

12. Stock-based compensation

The 2010 Equity Incentive Plan (“2010 Plan”) provides for the grant of options, restricted share units and deferred share units to the directors, officers, employees, consultants and service providers of the Company and its subsidiaries. Under the 2010 Plan, the Company has reserved for issuance Class A Subordinate Voting Shares representing up to 10% of the total outstanding Class A Subordinate Voting Shares and Class B Shares. At March 31, 2012 there were 7,917,998 stock-based awards available for future grant. Total stock-based compensation expense including the total value expensed as part of the Participant Equity Loan Plan (note 11) was $8,392, $8,672 and zero for the years ended March 31, 2012, 2011 and 2010, respectively.

(a) Stock options

A summary of the status of the Company’s stock options at March 31, 2012, 2011 and 2010 and changes during the year ended on those dates is as follows.

	Options Outstanding
	Number of options	Weighted-average exercise price per option	Average remaining contractual life in years	Aggregate intrinsic value
Balance at March 31, 2009 and 2010	—	$—	—	$—
Granted	1,444,500	16.22	—
Exercised	—	—	—
Forfeited	(28,500)	15.61	—

Balance at March 31, 2011	1,416,000	$16.24	4.37	$152
Granted	2,172,828	5.54	—
Exercised	—	—	—
Forfeited	(588,171)	13.06	—

Balance at March 31, 2012	3,000,657	$9.11	3.97	$—

Exercisable at March 31, 2012	16,618	$17.00	—

The aggregate intrinsic value in the table above represents the total intrinsic value (the aggregate difference between the closing stock price of the Company’s Class A Subordinate Voting Shares on March 31, 2012, 2011 and 2010 and the exercise price of in-the-money options) that would have been received by the option holders if all in-the-money options had been exercised on that date.

The options granted in the year ended March 31, 2012 will vest over four years.

Stock-based compensation expense related to options included in selling, marketing and administration expense and research and development expense for the year ended March 31, 2012 was $1,792 ($1,105 for the year ended March 31, 2011). As at March 31, 2012, the total compensation cost not yet recognized related to stock options was $6,057. This amount is expected to be recognized over the next 47 months on a weighted-average basis.

The weighted-average fair value of the stock options granted was calculated using the BSM option-pricing model with the following assumptions.

	Year ended March 31, 2012	Year ended March 31, 2011
Fair value of stock options granted during the year	$2.00	$5.59
Assumptions
Risk-free interest rate	0.60%-1.43%	0.96%-1.49%
Volatility	45.00%	45.00%
Expected life in years	4.0	4.0
Expected dividend yield	0.00%	0.00%

The amounts computed according to the model may not be indicative of the actual values realized upon the exercise of the options by the holders.

The assumed risk-free interest rate is based on the yield of a U.S. government zero coupon Treasury bill issued at the date of grant with a remaining life approximately equal to the expected term of the option. The assumed volatility used in the stock option valuation for options granted for the year ended March 31, 2012 is the Company’s estimate of the future volatility of the share price based on a review of the volatility of comparable public companies. The assumed expected life is the Company’s estimated expected exercise pattern of the options. The assumed dividend yield reflects the Company’s current intention to not pay cash dividends in the foreseeable future.

The Company estimates forfeitures at the time of grant based on the Company’s historical data and revises these estimates in subsequent periods if actual forfeitures differ from those estimates. The estimated annual future forfeiture rate is 10.0% at March 31, 2012.

(b) Deferred share units

Deferred share units (“DSUs”) are issued to independent directors of the Company and are settled upon retirement or death. DSUs may be settled in cash or shares of the Company at the option of the Company. Compensation expense is recorded at the date of grant based on the quoted market price of the Company’s Class A Subordinate Voting Shares with an offset to additional paid-in capital.

During the year ended March 31, 2012, the Company issued 30,000 DSUs. Compensation expense relating to DSUs for the year ended March 31, 2012 included in selling, marketing and administration expense amounted to $175 (zero for the year ended March 31, 2011). No additional compensation expense is expected with respect to issued DSUs.

(c) Restricted share units

Restricted share units (“RSUs”) are issued to executives of the Company and may be settled in cash or shares of the Company at the option of the Company.

During the year ended March 31, 2012, the Company issued 250,850 time-based RSUs which vest evenly over three years of which 19,900 were forfeited in the year ended March 31, 2012. Time-based RSUs are fair valued at the date of grant and compensation expense is recognized on a graded basis over the vesting period with an offset to additional paid-in capital. Compensation expense relating to time-based RSUs for the year ended March 31, 2012 included in selling, marketing and administration expense and research and development expense amounted to $636 (zero for the year ended March 31, 2011).

During the year ended March 31, 2012, the Company also issued 404,250 performance-based RSUs to executives of the Company of which 40,125 were forfeited in the year ended March 31, 2012. These performance-based RSUs vest after three years upon meeting total shareholder return performance criteria measured against a group of peer companies. Performance-based RSUs are fair valued at the date of grant and compensation expense is recorded on a straight-line basis over the vesting period with an offset to additional paid-in capital. Compensation expense relating to performance-based RSUs for the year ended March 31, 2012 included in selling, marketing and administration expense and research and development expense amounted to $546 (zero for the year ended March 31, 2011).

As at March 31, 2012, estimated total compensation expense not yet recognized related to all RSUs was $2,285 which is expected to be recognized over the next 47 months.

Income Taxes	12 Months Ended
Mar. 31, 2012
Income Taxes [Abstract]
Income taxes

13. Income taxes

Income tax expense differs from the amount that would be computed by applying the combined Canadian federal and provincial statutory income tax rates to income before income taxes.

The reasons for these differences are as follows.

	Year ended March 31,
	2012	2011	2010
Income (loss) before income taxes
Domestic	$43,834	$114,480	$157,548
Foreign	(5,138)	(9,813)	2,798

	$38,696	$104,667	$160,346
Combined tax rate	26.13%	27.89%	29.15%
Expected income tax expense	10,111	29,192	46,741
Adjustments
Non-deductible, non-taxable items	3,688	2,744	(12,511)
Variation in foreign tax rates	1,232	830	709
Deferred income tax rate differences	391	464	(1,741)
Change in valuation allowance	(1,119)	3,107	(11,263)
Investment tax credits—current year	(5,542)	(4,285)	(3,248)
Investment tax credits—prior years	(3,758)	—	—
Other	1,913	3,260	(373)

Income tax expense	$6,916	$35,312	$18,314

The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and liabilities are presented below.

	March 31, 2012	March 31, 2011
Deferred income tax assets
Inventory	$124	$350
Foreign non-capital losses	4,133	4,140
Derivative contracts	181	341
Deferred revenue	31,462	30,823
Restructuring obligation	1,965	—
Warranty accrual	4,448	2,979
Other	581	833
Valuation allowance	(4,536)	(5,655)

	38,358	33,811
Deferred income tax liabilities
Intangible assets	6,827	8,690
Property and equipment	335	49
Long-term debt	2,225	4,030
Investment tax credits	2,969	2,249
Long-term debt financing fees	966	1,010

	13,322	16,028

Net deferred income tax asset	$25,036	$17,783

	March 31, 2012	March 31, 2011

Deferred income tax asset—current	$14,026	$12,200
Deferred income tax asset—long-term	19,897	17,177
Deferred income tax liability—long-term	(8,887)	(11,594)

	$25,036	$17,783

The Company had consolidated non-capital losses for income tax purposes of $13,702 at March 31, 2012 ($13,589 at March 31, 2011 and $9,486 at March 31, 2010), of which $1,133 will expire at various times through 2019 and $12,569 will carry forward indefinitely.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion of or all of the deferred tax assets will be realized. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. To the extent that any portion of the deferred tax assets is not more likely than not to be realized, a valuation allowance has been provided.

The Company and its Canadian subsidiaries file federal and provincial income tax returns in Canada, its U.S. subsidiary files federal and state income tax returns in the U.S. and its other foreign subsidiaries file income tax returns in their respective foreign jurisdictions. The Company and its subsidiaries are generally no longer subject to income tax examinations by tax authorities for years before March 31, 2007. Tax authorities in Canada, Germany and the U.S. are conducting examinations of local tax returns for various taxation years. Notwithstanding management’s belief in the merit of the Company’s tax filing position, it is possible that the final outcome of any audits by taxation authorities may differ from estimates and assumptions used in determining the Company’s consolidated tax provision and accruals, which could result in a material effect on the consolidated income tax provision and the net income for the period in which such determinations are made.

Notwithstanding management’s belief in the merit of the Company’s tax filing positions, it is reasonably possible that the Company’s unrecognized tax benefits, if any, could significantly increase or decrease within the next twelve months, although this change is not likely to have a material impact on the Company’s effective tax rate. Future changes in management’s assessment of the sustainability of tax filing positions may impact the Company’s income tax liability.

The Company recognizes interest related to income taxes in interest expense and penalties related to income taxes in selling, marketing and administration expense in the consolidated statement of operations. The amount of gross interest and penalties accrued was $52 at March 31, 2012 and zero at March 31, 2011. The Company recognized interest and penalty expense related to tax matters of $69, $86 and $173 for the years ended March 31, 2012, 2011 and 2010, respectively.

The Company does not recognize tax benefits associated with uncertain tax positions unless the position is more likely than not to be sustained upon examination.

Product Warranty	12 Months Ended
Mar. 31, 2012
Product Warranty [Abstract]
Product warranty

14. Product warranty

The Company estimates its warranty costs at the time of revenue recognition based on historical warranty claims experience and records the expense in cost of sales. The accrued warranty obligation is reviewed quarterly to establish that it reflects the remaining obligation based on the anticipated future expenditures over the balance of the obligation period. Adjustments are made when the actual warranty claim experience differs from the estimates. The accrued warranty obligation is included in accrued and other current liabilities.

The change in the Company’s accrued warranty obligation for the years ended March 31, 2012, 2011 and 2010 is summarized in the following table.

	Year ended March 31,
	2012	2011	2010
Accrued warranty obligation at beginning of year	$11,543	$10,840	$6,132
Actual warranty costs incurred	(13,498)	(14,041)	(10,845)
Warranty provision	19,820	13,494	13,842
Adjustments for changes in estimate	—	725	—
Currency translation adjustment	(351)	525	1,711

Accrued warranty obligation at end of year	$17,514	$11,543	$10,840

Earnings Per Share Amounts	12 Months Ended
Mar. 31, 2012
Earnings Per Share Amounts [Abstract]
Earnings per share amounts

15. Earnings per share amounts

	Year ended March 31,
	2012	2011	2010
Net income for basic and diluted earnings per share available to common shareholders	$31,780	$69,355	$142,032

Weighted-average number of shares outstanding—basic	122,726,275	130,775,288	176,322,584
Effect of dilutive securities—stock–based compensation	643,768	—	—

Weighted–average number of shares outstanding—diluted	123,370,043	130,775,288	176,322,584

Earnings per share
Basic	$0.26	$0.53	$0.81
Diluted	$0.26	$0.53	$0.81

The weighted-average number of shares outstanding for the year ended March 31, 2012 reflects Class A Subordinate Voting Shares and Class B Shares outstanding on a pro-rata basis from April 1, 2011 to March 31, 2012. Options to purchase 3,000,657 Class A Subordinate Voting Shares were outstanding at March 31, 2012. During the year ended March 31, 2012, 375,959 options had an exercise price lower than the weighted-average trading price of underlying Class A Subordinate Voting Shares and are included in the calculation of diluted earnings per share. All other options were excluded from the computation of diluted earnings per share because their exercise prices exceeded the trading price of the underlying Class A Subordinate Voting Shares during the year ended March 31, 2012. Diluted earnings per share includes the dilutive impact of outstanding DSUs and RSUs for the year ended March 31, 2012.

The weighted average number of shares outstanding for the year ended March 31, 2011 reflects voting common shares and non-voting shares outstanding on a pro-rata basis from April 1, 2010 to June 8, 2010, the date of the 2010 Reorganization and Class A Subordinate Voting Shares and Class B Shares outstanding on a pro-rata basis from June 9, 2010 to March 31, 2011, after giving retroactive effect to the one-for-two reverse share split effected June 24, 2010 for the Class A Subordinate Voting Shares and the Class B Shares. Options to purchase 1,416,000 Class A Subordinate Voting Shares were outstanding at March 31, 2011 of which 137,000 options had an exercise price lower than the weighted-average trading price of underlying Class A Subordinate Voting Shares during the year ended March 31, 2011. These options were excluded from the calculation of diluted earnings per share because the combined exercise price and unamortized fair value is greater than the average trading price of the Class A Subordinate Voting shares for the year ended March 31, 2011 and therefore their inclusion would have been anti-dilutive. All other options were excluded from the computation of diluted earnings per share because their exercise prices exceeded the trading price of the underlying Class A Subordinate Voting Shares during the year ended March 31, 2011.

The weighted-average number of shares outstanding for the year ended March 31, 2010 reflects voting and non-voting common shares.

Commitments	12 Months Ended
Mar. 31, 2012
Commitments [Abstract]
Commitments

16. Commitments

	Fiscal year ending March 31,
	2013	2014	2015	2016	2017 and thereafter
Operating leases	$7,075	$5,675	$5,376	$4,912	$18,692
Derivative contracts	908	—	—	—	—
Long-term debt repayments
Long-term debt	3,050	3,050	285,175	—	—
Future interest obligations on long-term debt	9,467	9,367	3,820	—	—
Purchase commitments	72,540	2,482	1,037	349	—

Total	$93,040	$20,574	$295,408	$5,261	$18,692

The operating lease commitments relate primarily to office and warehouse space and represent the minimum commitments under these agreements. The Company incurred rental expense of $5,156, $4,795 and $5,012 for the years ended March 31, 2012, 2011 and 2010, respectively.

The derivative contracts represent minimum commitments under foreign exchange and interest rate contracts based on the forward strip for each instrument through the contract term.

Long-term debt commitments represent the minimum principal repayments required under the long-term debt facility.

Purchase commitments represent commitments for raw materials, finished goods from contract manufacturers, as well as certain information systems and licensing costs.

Commitments have been calculated using foreign exchange and interest rates in effect at March 31, 2012. Fluctuations in these rates may result in actual payments differing from those reported in the above table.

Guarantees and Contingencies	12 Months Ended
Mar. 31, 2012
Guarantees and Contingencies [Abstract]
Guarantees and contingencies

17. Guarantees and contingencies

(a) Securities Class Actions

Since December 2010, several putative class action complaints against the Company and other parties have been filed in the U.S. District Courts in New York and Illinois on behalf of the purchasers of the Class A Subordinate Voting Shares in the Company’s IPO. The complaints alleged certain violations of federal securities laws in connection with the IPO. The New York actions were subsequently dismissed voluntarily. Pursuant to the provisions governing class action litigation as set out in the Private Securities Litigation Reform Act of 1995, in June 2011, the U.S. District Court for the Northern District of Illinois appointed, as Lead Plaintiff, the City of Miami General Employees’ and Sanitation Employees’ Retirement Trust. In October 2011, the Court granted the defendants’ motion to transfer the case to the U.S. District Court for the Southern District of New York where it is now pending. A consolidated amended class action complaint was filed in November 2011. A motion to dismiss the case was filed by the defendants in the New York court on January 6, 2012 and, on April 3, 2012, the Court granted in part and denied in part the motion. A Second Amended Complaint was filed on April 23, 2012 and the Company filed a motion to dismiss the amended claims on May 11, 2012. That motion is pending in the New York court.

In February 2011, a class proceeding was commenced in the Ontario Superior Court of Justice on behalf of purchasers of the Class A Subordinate Voting Shares issued in conjunction with the IPO. A second class proceeding was subsequently initiated by the same law firm with an Ontario-based plaintiff. Originally, the plaintiffs indicated that they would consolidate the two actions; however, they have now applied to stay the first and will be proceeding only with the second action. The hearing to determine whether the matter will be certified to proceed as a class action is scheduled for December of 2012.

In September 2011, an additional putative class proceeding was commenced in the Superior Court of the State of California, County of San Francisco on behalf of purchasers of the Class A Subordinate Voting Shares. The Company is of the view that this proceeding is not materially different than the aforementioned matter being heard in the Southern District of New York. In October 2011, the defendants removed the case to the U.S. District Court for the Northern District of California. Thereafter, the defendants filed a motion to transfer the case to the U.S. District Court for the Southern District of New York, and plaintiffs filed a motion to remand the case to California state court. Both motions are pending.

All of the claims in Canada and the U.S. are essentially based on the allegation that the Company misrepresented or omitted to fully disclose demand for its products.

The foregoing litigation proceedings are in their early stages. As a result, the Company is not able to make any determination with respect to the likelihood or amount of any damages that might be awarded against the Company with such proceedings (or any related proceedings).

(b) Indemnities and Guarantees

In the normal course of business, the Company enters into guarantees that provide indemnification and guarantees to counterparties to secure sales agreements and purchase commitments. Should the Company be required to act under such agreements, it is expected that no material loss would result.

As a result of the U.S. and Canadian class action IPO litigations, as described in the “Securities Class Actions” section above, the Company may be required, subject to certain limitations, to indemnify the following parties: the underwriters pursuant to the underwriting agreement entered into in connection with the IPO; Intel Corporation, Apax Partners and IFF Holdings Inc. pursuant to a registration rights agreement entered into in 2007 and amended and restated in connection with the IPO; and the directors and officers of SMART Technologies Inc. pursuant to indemnification agreements entered into by the Company and each director and officer on or about the time of their appointment to their respective office.

(c) Other Litigation

In addition to the putative class action complaints described above under “Securities Class Actions”, the Company is involved in various other claims and litigation arising in the normal course of business. While the outcome of these other matters is uncertain and there can be no assurance that such matters will be resolved in the Company’s favor, the Company does not currently believe that the outcome of such other claims and litigation, or the amounts which the Company may be required to pay by reason thereof, would have a material adverse impact on its financial position, results of operations or liquidity.

Segmented Disclosure	12 Months Ended
Mar. 31, 2012
Segmented Disclosure [Abstract]
Segmented disclosure

18. Segmented disclosure

The Company reports segmented information as a single reportable business segment based upon the manner in which related information is organized and managed. The Company’s operations are substantially related to the design, development and sale of hardware and software of interactive displays and related products that enable group collaboration and learning.

The Company conducts business globally. Revenue information relating to the geographic locations in which the Company sells products is as follows.

	Year ended March 31,
	2012	2011	2010
Revenue
United States	$432,659	$497,726	$409,527
Canada	54,237	60,669	47,722
Europe, Middle East and Africa	183,920	175,472	149,905
Rest of World	74,984	56,188	40,821

	$745,800	$790,055	$647,975

For the years ended March 31, 2012, 2011 and 2010, no single customer accounted for more than 10% of revenues.

Most of the Company’s assets are held in Canada. As a result of the acquisition of NextWindow on April 21, 2010 (note 2), one country outside Canada, New Zealand, has more than 10% of the Company’s total consolidated long-lived assets at March 31, 2012. Total long-lived assets in New Zealand amounted to $68,956 and total long-lived assets outside of Canada amounted to $70,352 at March 31, 2012.

Financial Instruments	12 Months Ended
Mar. 31, 2012
Financial Instruments [Abstract]
Financial instruments

19. Financial instruments

The Company’s financial instruments consist of foreign exchange and interest rate derivative instruments and other financial instruments including cash and cash equivalents, trade receivables, accounts payable, accrued and other current liabilities and long-term debt.

The Company uses derivatives to partially offset its exposure to foreign exchange risk and interest rate risk. The Company enters into derivative transactions with high credit quality counterparties and, by policy, seeks to limit the amount of credit exposure to any one counterparty based on an analysis of the counterparty’s relative credit standing. The Company does not use derivative financial instruments for trading or speculative purposes.

(a) Foreign exchange rate risk

Foreign exchange risk is the risk that fluctuations in foreign exchange rates could impact the Company. The Company operates globally and is exposed to significant foreign exchange risk, primarily between the Canadian dollar and both the U.S. dollar (“USD”), and the Euro (“EUR”). This exposure relates to our U.S. dollar-denominated debt, the sale of our products to customers globally and purchases of goods and services in foreign currencies. The Company seeks to manage its foreign exchange risk by monitoring foreign exchange rates, forecasting its net foreign currency cash flows and periodically entering into forward contracts and other derivative contracts to convert a portion of its forecasted foreign currency denominated cash flows into Canadian dollars for the purpose of paying Canadian dollar denominated operating costs. The Company may also enter into forward contracts and other derivative contracts to manage its cash flows in other currencies.

These programs reduce, but do not entirely eliminate, the impact of currency exchange movements. The Company currently does not apply hedge accounting to its currency derivatives. The maturity of these instruments generally occurs within 12 months. Gains or losses resulting from the fair valuing of these instruments are reported in foreign exchange loss (gain) in the consolidated statements of operations.

(b) Interest rate risk

Interest rate risk is the risk that the value of a financial instrument will be affected by changes in market interest rates. The Company’s financing includes long-term debt and revolving credit facilities that bear interest based on floating market rates. Changes in these rates result in fluctuations in the required cash flows to service this debt. The Company partially mitigates this risk by periodically entering into interest rate swap agreements to fix the interest rate on certain long-term variable-rate debt. The Company currently does not apply hedge accounting to its interest rate derivatives. Changes in the fair value of these interest rate derivatives are included in interest expense in the consolidated statements of operations.

(c) Credit risk

Credit risk is the risk that the counterparty to a financial instrument fails to meet its contractual obligations, resulting in a financial loss to the Company.

The Company sells hardware and software that enables group collaboration and learning to a diverse customer base over a global geographic area. The Company evaluates collectability of specific customer receivables based on a variety of factors including currency risk, geopolitical risk, payment history, customer stability and other economic factors. Collectability of receivables is reviewed on an ongoing basis by management and receivables accounts are adjusted as required. Receivables balances are charged against the allowance when the Company determines that it is probable that the receivable will not be recovered. The geographic diversity of the customer base, combined with the Company’s established credit approval practices and ongoing monitoring of customer balances, mitigates this counterparty risk (note 6).

Fair value measurements

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and establishes a three-tier value hierarchy, which prioritizes the inputs in the valuation methodologies in measuring fair value:

Level 1—Unadjusted quoted prices at the measurement date for identical assets or liabilities in active markets.

Level 2—Observable inputs other than quoted market prices included in level 1, such as quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets in markets that are not active; or inputs that are observable or can be corroborated by observable market data.

Level 3—Significant unobservable inputs which are supported by little or no market activity and typically reflect managements estimates of assumptions that market participants would use in pricing the asset or liability.

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The following table presents the Company’s assets and liabilities that are measured at fair value on a recurring basis.

March 31, 2012

	Level 1	Level 2	Level 3	Total
Assets
Money market funds	$76,114	$—	$—	$76,114
Derivative instruments	—	891	—	891

Total assets	$76,114	$891	$—	$77,005

Liabilities
Derivative instruments	$—	$908	$—	$908

Total liabilities	$—	$908	$—	$908

March 31, 2011

	Level 1	Level 2	Level 3	Total
Assets
Money market funds	$108,363	$—	$—	$108,363
Derivative instruments	—	1,340	—	1,340

Total assets	$108,363	$1,340	$—	$109,703

Liabilities
Derivative instruments	$—	$1,846	$—	$1,846

Total liabilities	$—	$1,846	$—	$1,846

(a) Fair value of derivative contracts

March 31, 2012

	Fair value	Contract expiry	Rates	Notional amounts of quantity
Foreign exchange forward derivative contracts	$749 95 (144)	Apr 2012 to Jan 2013 Apr 2012 to Jan 2013 Apr 2012 to Feb 2013	0.9798 - 1.0617 1.3304 - 1.3617 1.5556 - 1.6068	USD 24,000 EUR 7,000 GBP 7,500

	$700

Interest rate derivative contracts	$(717)	Aug 2014	0.750% - 0.945%	50% of the outstanding principal on the first lien term loan over the contract term

March 31, 2011

	Fair value	Contract expiry	Rates	Notional amounts of quantity
Foreign exchange forward derivative contracts	$832 (426 408)	Apr 2011 to Sep 2011 Apr 2011 to Jan 2012 Apr 2011 to Jan 2012	1.0311 - 1.0460 1.2970 - 1.4069 1.5081 - 1.6027	USD 13,000 EUR 17,500 GBP 11,500

	$814

Interest rate derivative contracts	$(1,320)	Dec 2011	1.253%	60% of the outstanding principal on the first and second lien term loans over the contract term

The Company enters into foreign exchange forward derivative contracts to hedge its risks in the movement of foreign currencies against the Canadian dollar. The fair value of foreign exchange derivative contracts of $891 is included in other current assets at March 31, 2012 (March 31, 2011 – $1,340). The fair value of foreign exchange derivative contracts of $191 is included in accrued and other current liabilities at March 31, 2012 (March 31, 2011 – $526). Changes in the fair value of these contracts are included in foreign exchange loss (gain). The Company recorded a loss of $748 and gains of $744 and $11,423 for the years ended March 31, 2012, 2011 and 2010, respectively.

The fair value of interest rate derivate contracts included in accrued and other current liabilities is $484 at March 31, 2012 (March 31, 2011 – $1,320). The fair value of interest rate derivative contracts included in other long-term liabilities is $233 at March 31, 2012 (March 31, 2011 – zero). Changes in the fair value of these contracts are included in interest expense. The Company recorded gains of $604, $3,931 and $5,766 for the years ended March 31, 2012, 2011 and 2010, respectively.

The estimated fair values of foreign exchange and interest rate derivative contracts are derived by the Company’s counterparties to such contracts, all of which are independent third parties. The assets and liabilities are valued by such third parties using complex financial models with inputs such as benchmark yields, time to maturity, reported trades, broker/dealer quotes, issuer spreads and discount rates. Valuations are reviewed by the Company.

Considerable judgment is required in developing the estimates of fair value. Therefore, estimates are not necessarily indicative of the amounts the Company could expect to realize in a liquidation or unwinding of an existing contract.

(b) Long-term debt

The estimated fair value of the Company’s long-term debt has been determined based on current market conditions by discounting future cash flows under current financing arrangements at borrowing rates believed to be available to the Company for debt with similar terms and remaining maturities.

The fair value of debt was measured utilizing Level 3 inputs. The Level 3 fair value measurements utilize a discounted cash flow model. This model utilizes observable inputs such as contractual repayment terms and benchmark forward yield curves, plus a discount rate that is intended to represent our credit risk for secured or unsecured obligations. We estimate our credit risk based on our corporate credit rating and the credit rating on our variable-rate long-term debt and utilize benchmark yield curves that are widely used in the financial industry.

The carrying value and fair value of the Company’s long-term debt as at March 31, 2012 and March 31, 2011, are as follows.

	March 31, 2012		March 31, 2011
	Carrying amount	Fair value	Carrying amount	Fair value
Variable-rate long-term debt	$291,275	$289,340	$339,325	$329,836

(c) Other financial assets and liabilities

The fair values of cash and cash equivalents, trade receivables and accounts payable and accrued and other current liabilities approximate their carrying amounts due to the short-term maturity of these instruments. A portion of these items are denominated in currencies other than the Canadian dollar functional currency of the Company including the U.S. dollar, Euro and British pound sterling and are translated at the exchange rate in effect at the balance sheet date.

Related Party Transactions	12 Months Ended
Mar. 31, 2012
Related Party Transactions [Abstract]
Related party transactions	20. Related party transactions All transactions with related parties were nominal for the years ended March 31, 2012, 2011 and 2010, with the exception of those disclosed in notes 3 and 11.

Comparative Figures	12 Months Ended
Mar. 31, 2012
Comparative Figures [Abstract]
Comparative figures	21. Comparative figures Certain reclassifications have been made to prior periods’ figures to conform to the current period’s presentation.